SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2000


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)




  000-22609                                          84-1339282
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 (Commission File Number)                 (IRS Employer Identification No.)



         700 Qwest Tower, 555 Seventeenth Street Denver, Colorado 80202
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               (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code:  303-992-1400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On April 19, 2000, the Registrant reported its financial results for the first quarter of 2000. A copy of the press release announcing the same is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

On April 19, 2000, the Registrant also announced the following:

o It remains comfortable with the consensus of analysts' estimates for 2000 revenues of approximately $5.1 billion and EBITDA (earnings before interest, taxes, depreciation and amortization) of approximately $1.1 billion.
o It continues to expect Internet Protocol (IP) and data revenues to account for 35% to 40% of total revenues for the fourth quarter of 2000.
o It expects gross margins to be in the high 40% range by the end of 2000.
o It expects SG&A (selling, general and administrative expenses) for 2000 will be in the 25% to 26% range.
o It expects capital expenditure to be approximately $3.3 billion for 2000. For 2001, capital expenditure could be around $4 billion.

This information relates to Qwest on a "stand-alone" basis. It does not give effect to Qwest's pending merger with U S WEST, Inc. or the synergies or financial results expected to be achieved from the merger.

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, failure to maintain rights of way, financial risk management and future growth subject to risks, adverse changes in the regulatory or legislative environment, and failure to complete the merger with U S WEST, or to achieve the synergies and financial results expected to result from the merger, timely or at all. This Current Report on Form 8-K and the attachments include or incorporate by reference analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         Exhibit 99.1      Press release of the Registrant dated April 19, 2000.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: April 19, 2000            By: /s/ DRAKE S. TEMPEST
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                                    Drake S. Tempest
                                    Executive Vice President and General Counsel


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                                  EXHIBIT INDEX


         Exhibit 99.1     Press release of the Registrant dated April 19, 2000.

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